UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 2, 2011

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland

(State or Other Jurisdiction of Incorporation)

001-31305	98-0607469
(Commission File Number)	(IRS Employer Identification No.)

80 Rue de Lausanne, CH 1202 Geneva, Switzerland	1202
(Address of Principal Executive Offices)	(Zip Code)

41 22 741-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2011, Foster Wheeler AG (the “Company”) issued a press release containing information about the Company’s results of operations for the period ended June 30, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit(s)

	99.1	Press release, dated August 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

	By:	/s/ Lisa Wood
DATE: August 2, 2011		Name: Lisa Wood
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 2, 2011.